                                                                   Exhibit 10.1

                              THIRD AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT

     THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Third
                                                                -----
Amendment") is made as of November 10, 1999, among ASCENT ENTERTAINMENT GROUP, INC., a Delaware corporation ("AEG"), ASCENT SPORTS HOLDINGS, INC., a Delaware
                               ---
corporation ("HC" and, together with AEG, "Seller"), LIBERTY DENVER ARENA LLC, a
              --                           ------
Delaware limited liability company ("LDA"), STURM AVALANCHE, LLC, a Delaware
                                     ---
limited liability company ("Sturm Avalanche"), STURM NUGGETS, LLC, a Delaware
                            ---------------
limited liability company ("Sturm Nuggets"),  STURM ARENA, LLC, a Delaware
                            -------------
limited liability company ("Sturm Arena") and COLORADO SPORTS AND ENTERTAINMENT,
                            -----------
INC. (a Delaware corporation ("Colorado Sports" and, together with Sturm Sports,
                               ----------------
Sturm Avalanche and Sturm Nuggets, the "Purchasers").  All capitalized terms
                                        ----------
used herein but not otherwise defined herein shall have the meanings given them in the Agreement (as herein defined).

                                    RECITALS

     A. The parties hereto are the parties to that certain Purchase and Sale Agreement dated as of July 27, 1999 (as amended by the First Amendment and the Second Amendment, the "Agreement") as amended by the First Amendment to Purchase
                       ---------
and Sale Agreement, dated as of October 14, 1999 (the "First Amendment") and as
                                                       ---------------
further amended by the Second Amendment to Purchase and Sale Agreement, dated as of October 29, 1999 (the "Second Amendment").
                          ----------------

     B. The parties to the Agreement desire to amend the Agreement as set forth in this Third Amendment.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Amendment Regarding Closing.  Section 4.1 of the Agreement is hereby
          ---------------------------
further amended (i) by deleting the words inserted by the Second Amendment "or receipt of reasonably acceptable assurances that such conditions will be satisfied on or prior to such second Business Day" which immediately precedes the clause "or at such other place or at such other time or on such other date as the parties may mutually agree upon in writing. . ." and (ii) by deleting the following sentence at the end of Section 4.1 inserted by the Second Amendment:
"Seller and Purchasers agree to use their reasonable best efforts to ensure that reasonable assurances will have been received in a timely manner for the Closing to occur at noon Denver time on November 3, 1999." and replacing it with:
"Purchasers agree to use their reasonable best efforts to satisfy the closing condition set forth in Section 7.1(i) (except for effecting the City Council approval) by the Drop Dead Date."

     2.   Amendment Regarding Certain Closing Conditions.  Section 7.1(i) of the
          ----------------------------------------------
Agreement is hereby amended by inserting the clause ", as evidenced by the City Council approval," after the words "The City Consent" at the beginning of said
Section 7.1(i).

     3.   Drop Dead Date.  Section 9.2 of the Agreement is hereby further
          --------------
amended by replacing the reference to "November 10, 1999 (the "Drop Dead Date")" therein with "6:00 p.m., Denver time, Monday, November 15, 1999 (the "Drop Dead Date"); provided, however, that if the Purchasers have entered into an agreement with the City by no later than the Drop Dead Date with respect to the terms and conditions of the guaranties, if any, to be provided to the City by Donald L. Sturm, Mrs. Sturm, Sturm Sports Holdings, LLC and/or any of the Purchasers in connection with the City Consent, which terms and conditions must be acceptable to Donald L. Sturm and the Purchasers in their sole and absolute discretion, the Drop Dead Date shall be extended to the date which is two (2) Business Days after the date on which City Council approval of the City Consent is effected."

     4.   Captions.  The captions in this Third Amendment are included for
          --------
convenience of reference only and shall be ignored in the construction or interpretation hereof.

     5.   Governing Law.  This Third Amendment shall be construed in accordance
          -------------
with and governed by the internal laws (without reference to choice or conflict of laws) of the State of Colorado.

     6.   Counterparts; Effectiveness.  This Third Amendment may be signed in
          ---------------------------
any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Except as expressly amended hereby, the terms and conditions of the Agreement shall remain in full force and effect. The Agreement, as amended by this Third Amendment, shall be binding upon the Parties hereto and their successors and permitted assigns. This Third Amendment shall be effective as of the date first written above.



                                   * * * * *

                         COUNTERPART SIGNATURE PAGE TO
         THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AMONG ASCENT
        ENTERTAINMENT GROUP, INC., LIBERTY DENVER ARENA LLC AND STURM
           AVALANCHE, LLC, STURM NUGGETS, LLC, STURM ARENA, LLC AND
                    COLORADO SPORTS AND ENTERTAINMENT, INC.

                         DATED AS OF NOVEMBER 10, 1999

     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized officers or managers as of the day and year first above written.

                            AEG:
                            ---

                            ASCENT ENTERTAINMENT GROUP, INC.,
                            a Delaware corporation


                            By:   /s/ Arthur M. Aaron
                               ------------------------------------------------
                            Name:    Arthur M. Aaron
                                 ----------------------------------------------
                            Title:   Vice President, Business and Legal Affairs
                                  ---------------------------------------------


                            HC:
                            --

                            ASCENT SPORTS HOLDINGS, INC.,
                            a Delaware corporation


                            By:   /s/ Arthur M. Aaron
                               ------------------------------------------------
                            Name:    Arthur M. Aaron
                                 ----------------------------------------------
                            Title:   Vice President
                                  ---------------------------------------------

                         COUNTERPART SIGNATURE PAGE TO
         THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AMONG ASCENT
            ENTERTAINMENT GROUP, INC., LIBERTY DENVER ARENA LLC AND
                   STURM AVALANCHE, LLC, STURM NUGGETS, LLC,
         STURM ARENA, LLC AND COLORADO SPORTS AND ENTERTAINMENT, INC.

                         DATED AS OF NOVEMBER 10, 1999

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or managers as of the day and year first above written.

                            STURM AVALANCHE:
                            ---------------

                            STURM AVALANCHE, LLC,
                            a Delaware limited liability company:

                               By:  Sturm Sports Holdings, LLC


                                  By:   /s/ Donald L. Sturm
                                     -------------------------------------------
                                     Donald L. Sturm,
                                     Managing Member

                            STURM NUGGETS:
                            -------------

                            STURM NUGGETS, LLC,
                            a Delaware limited liability company

                            By:  Sturm Sports Holdings, LLC

                               By:      /s/ Donald L. Sturm
                                  ----------------------------------------------
                                  Donald L. Sturm,
                                  Managing Member

                         COUNTERPART SIGNATURE PAGE TO
         THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AMONG ASCENT
            ENTERTAINMENT GROUP, INC., LIBERTY DENVER ARENA LLC AND
                   STURM AVALANCHE, LLC, STURM NUGGETS, LLC,
         STURM ARENA, LLC AND COLORADO SPORTS AND ENTERTAINMENT, INC.

                         DATED AS OF NOVEMBER 10, 1999

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or managers as of the day and year first above written.

                            STURM ARENA:
                            ------------

                            STURM ARENA, LLC,
                            a Delaware limited liability company:

                               By:  Sturm Sports Holdings, LLC


                                  By:   /s/ Donald L. Sturm
                                     -------------------------------------------
                                     Donald L. Sturm,
                                     Managing Member

                            COLORADO SPORTS:
                            ----------------

                            COLORADO SPORTS AND
                            ENTERTAINMENT, INC.,
                            a Delaware corporation

                            By:  Sturm Sports Holdings, LLC

                               By:      /s/ Donald L. Sturm
                                  ----------------------------------------------
                                  Donald L. Sturm,
                                  President and Chief Executive Officer

                         COUNTERPART SIGNATURE PAGE TO
         THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AMONG ASCENT
            ENTERTAINMENT GROUP, INC., LIBERTY DENVER ARENA LLC AND
                   STURM AVALANCHE, LLC, STURM NUGGETS, LLC,
         STURM ARENA, LLC AND COLORADO SPORTS AND ENTERTAINMENT, INC.

                         DATED AS OF NOVEMBER 10, 1999

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or managers as of the day and year first above written.

                           LDA:
                           ---

                           LIBERTY DENVER ARENA LLC,
                           a Delaware limited liability company

                           By:  LMC Denver Arena, Inc.,
                                a Delaware corporation, its sole member

                                  By:  /s/  Charles Y. Tanabe
                                     ------------------------------------------
                                  Name:     Charles Y. Tanabe
                                       ----------------------------------------
                                  Title:  Senior Vice President
                                        ---------------------------------------